Exhibit 99.1

News For Immediate Release

Memorial Resource Development Corp. Announces Share Repurchase Program And

Re-Affirmation of $725 Million Borrowing Base

HOUSTON, April 14, 2015 – Memorial Resource Development Corp. (Nasdaq: MRD) announced today that its Board of Directors has authorized the repurchase of up to $50 million of MRD’s common stock. In addition, MRD’s bank group has re-affirmed the borrowing base under MRD’s senior secured revolving credit facility at $725.0 million, based upon oil and gas reserves as of December 31, 2014. The next regular semi-annual redetermination of the borrowing base is scheduled for October 1, 2015.

Under the share repurchase program’s terms, shares may be repurchased from time to time at MRD’s discretion on the open market, through block trades or otherwise and are subject to market conditions, as well as corporate, regulatory and other considerations. The authorization is effective immediately.

In December 2014, MRD’s Board of Directors authorized the repurchase of up to $50.0 million of MRD’s outstanding common stock, which was completed in March 2015 with the repurchase of an aggregate of 2,888,684 shares of common stock. MRD retired all of the shares of common stock repurchased, and the shares of common stock are no longer issued or outstanding.

About Memorial Resource Development Corp.

Memorial Resource Development Corp. is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas and oil properties in North Louisiana. For more information, please visit our website at www.memorialrd.com.

Cautionary Statement Concerning Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “will,” “could,” “may,” “plans,” “seeks,” “believes,” “continue,” “estimates,” “potential,” “expects” and similar references to future periods. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond MRD’s control. All statements, other than historical facts included in this press release, that address activities, events or developments that MRD expects or anticipates will or may occur in the future, including such things as MRD’s future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of MRD’s business and operations, plans, market conditions, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Although MRD believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

MRD cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond MRD’s control, incident to the exploration for and development, production, gathering and sale of natural gas and oil. These risks include, but are not limited to: commodity price volatility; inflation; lack of availability of drilling and production equipment and services; environmental risks; drilling and other operating risks; regulatory changes; the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, cash flow and access to capital; and the timing of development expenditures. Information concerning these and other factors can be found in MRD’s filings with the Securities and Exchange Commission, including its Forms 10-K, 10-Q and 8-K. Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by MRD will be realized, or even if realized, that they will have the expected consequences to or effects on MRD, its business or operations. MRD has no intention, and disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Contact:

Memorial Resource Development Corp.

Hays Mabry – Manager, Investor Relations

(713) 588-8339

ir@memorialrd.com

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